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                                                                   EXHIBIT 10.2

Note #
                                                   FOR BANK USE ONLY
                                                   Officer:
                                                   --------------------
                                                   Authorization:
                                                   --------------------




                                Business Purpose
                          REVOLVING LINE OF CREDIT NOTE
                          -----------------------------

$ 8,000,000                                                Southfield, Michigan
                                                            Dated: May 14, 2003



                                      TERMS
                                      -----
Principal Sum (maximum):        Eight Million and no/100 ($8,000,000) Dollars

Effective Interest Rate:        Prime Rate (as defined below) MINUS one quarter
                                of one percent (0.25%) per annum OR two and a half percent (2.50%) per annum in excess of the LIBOR (as defined below) as elected by Debtor in the manner set forth in the Loan Agreement
                                (as defined below)

First Payment Date:             June      , 2003
                                     ----

Due Date:                       May 1, 2004



         FOR VALUE RECEIVED and as provided in this Line of Credit Note ("Note") the undersigned ("Debtor"), jointly and severally promise(s) to pay to the order of FIFTH THIRD BANK, a Michigan banking corporation (or any holder of this Note, which collectively are referred to as "Lender") at its offices located at 1000 Town Center, MD TWN5G, Southfield, Michigan 48075, or such other place as Lender may designate in writing, the Principal Sum or such lesser sum as shall have been advanced by Lender to Debtor under the loan account described in this Note together with interest as provided in this Note.

         The unpaid indebtedness under this Note shall be repayable to Lender in lawful money of the United States of America, and all principal indebtedness shall bear interest on the basis of a year of 360 days for the actual number of days elapsed at a rate of interest equal to the "Effective Interest Rate" before maturity or any Event of Default, and at the Effective Interest Rate plus five (5%) percent per annum ("Default Rate") after maturity (whether by acceleration or


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otherwise) or upon an Event of Default. Interest shall accrue from the date the
Lender disburses the loan proceeds, whether disbursed to the Debtor, for the benefit of Debtor, or to a third party such as an insurer or escrow agent.

         If the Effective Interest Rate uses the abbreviations "OPR" or "PR", the abbreviation "OPR" shall mean over the Prime Rate (the Prime Rate plus the percent indicated), and "PR" shall mean at the Prime Rate (equal to the Prime
Rate). If the Effective Interest Rate is indexed to a Prime Rate, then (a) the term "Prime Rate" means that variable rate of interest established by Lender as its prime commercial rate of interest (without regard to the rate actually charged by the Lender to any of its borrowers).

         If the Effective Interest Rate is indexed to the LIBOR, then the term "LIBOR" means (A) the London Interbank Offered Rate, determined for any Interest Period as the arithmetic mean, expressed as a decimal truncated to the nearest one-hundredth of a percent, of interbank per annum rates offered by major banks in the London, United Kingdom, market at 11:00 a.m. London Time two (2) Business Days immediately preceding the commencement of the Interest Period for immediately available U.S. dollar denominated deposits delivered on the first day of the Interest Period for the number of days comprised therein, as determined by the British Bankers Association (or if the British Bankers Association ceases to make such determinations by such other organization as Lender shall elect in its sole discretion) and as reported by such generally accepted authoritative source as Lender shall select in its sole discretion (the "Unadjusted LIBOR"); (B) AS ADJUSTED for the LIBOR Reserve, if any, in accordance with the formula: LIBOR = Unadjusted LIBOR / (1 - LIBOR Reserve).

LIBOR, as so determined, will be the fixed rate of interest referenced by the Note for each calendar day of such Interest Period. Lender's determination of LIBOR from time to time will be conclusive and binding on Debtor in the absence of manifest error.

         The term "LIBOR Reserve" means, with respect to any Interest Period for which LIBOR is the interest rate referenced when calculating the Effective Interest Rate, a per annum rate, expressed as a decimal truncated to the nearest one one-hundredth of a percent, equal to the maximum aggregate percentage, if any, in effect two (2) Business Days prior to the first day of such Interest Period, specified by regulations issued from time to time by the Board of Governors of the Federal Reserve System, or any successor agency, for determining reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) applicable to "Eurocurrency Liabilities", as currently defined in Regulation D of the Board of Governors of the Federal Reserve System. If the Effective Interest Rate of this Note during an Interest Period is calculated by reference to LIBOR, the loan evidenced by this Note will be deemed a "Eurocurrency Liability" as defined in said Regulation D.

For purposes of this Note,

(a) "Business Day" means a day on which the commercial loan department of the Lender is open for normal commercial and international business transactions, and a day on which dealings in U.S. Dollars is carried on in the London interbank market; and

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(b) "Interest Period" means the one (1) calendar month(s) period commencing with, and including, the date this Note is made and each successive period of the same duration commencing with and including the first day after the last day of the preceding Interest Period, and ending on the day before the calendar day which numerically corresponds to such date; provided, however, that:

         (1) If an Interest Period otherwise would end on a day which is not a Business Day, that Interest Period shall end on the next succeeding Business Day, unless that next succeeding Business Day falls in another calendar month, in which case, that Interest Period shall end on the immediately preceding Business Day;

         (2) If an Interest Period begins on a day which has no numerically corresponding day in another calendar month during which that Interest Period is to end, that Interest Period shall end on the last Business Day of the other calendar month in which the Interest Period is to end; and

         (3) If an Interest Period would end on a day which is later than the Due Date of this Note, that Interest Period may not be used or elected. If no Interest Period would end prior to the Due Date of this Note, then an Interest Period of one (1) month shall be used, but such Interest Period shall end on the Due Date of this Note.

         This Note is granted pursuant to the terms of a certain Revolving Credit and Security Agreement ("Loan Agreement") between Lender and Debtor and is secured by certain security agreements, guaranties and other collateral Security Documents as defined in the Loan Agreement.

         Lender has agreed to make advances of principal at the request of Debtor, accept repayment, and make readvances at the request of Debtor under this Note from time to time, but Lender, in its sole discretion, may refuse to make advances or readvances under the Loan Agreement during any period(s) this
Note is in default or upon the occurrence of an event, which upon either the lapse of time, or the expiration of an opportunity to cure, or the giving of notice would constitute an Event of Default. Lender's agreement to make advances and readvances of principal is subject to the terms, conditions and requirements of the Loan Agreement.

         The Advances under the Note shall be used for short-term working capital and general corporate purposes. Each Advance shall be a minimum of Five Hundred Thousand and 00/100 ($500,000.00) Dollars with amounts available beyond Five Hundred Thousand and 00/100 ($500,000.00) Dollars only in multiples of One Hundred Thousand and 00/100 ($100,000.00) Dollars.

         Reference is made to the Revolving Credit and Security Agreement for
(a) the procedure by which Debtor designates the applicable Effective Interest Rate and (b) the prepayment fees and charges if Debtor prepays any Advance for which Debtor has elected the one-month LIBOR.

         All advances made under this Note shall be charged to a loan account in Debtor's name

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on Lender's books, and Lender shall debit to such account the amount of each advance made to, and credit to such account the amount of each repayment made by, Debtor. From time to time, Lender shall furnish Debtor with a statement of Debtor's loan account. This statement of account shall be deemed to be correct, and accepted by, and binding upon Debtor, unless Lender receives a written statement of exceptions from Debtor within ten (10) days after the statement has been furnished to Debtor.

         Beginning on the First Payment Date and continuing on the same day (or, if there is no "same day," the last day of the month) of each subsequent month until the Due Date, Debtor shall pay Lender interest at the applicable Effective Interest Rate on all principal amounts advanced by Lender from time to time and unpaid by Debtor.

         All outstanding principal, late payment charges, accrued and unpaid interest, and advances shall be due and payable on the Due Date.

         Advances on this Note for which Debtor has elected the Prime Rate may be prepaid, in full or in part, at any time, without any prepayment fee or penalty. All such partial prepayments shall be applied against the last accruing installment or amount due under this Note and no partial prepayments shall affect the obligation of Debtor to continue making all payments specified in this Note until the entire unpaid principal and all accrued interest shall have been paid in full.

         All payments made under this Note shall be applied in the following order: First to late payment charges, then to interest, then to advances and last to principal. The Debtor acknowledges that the payments required under this Note might not fully amortize the indebtedness evidenced by the Note and that the final payment due at the Due Date accordingly might be a balloon payment comprising all the outstanding principal, late payment charges, advances and interest then due.

         The Lender will credit any payment made by mail or night depository only upon the day of actual receipt by Lender, whether or not Lender has authorized payment by mail. Debtor expressly assumes all risks of loss or liability resulting from non-delivery or delay in delivery of any payment transmitted by mail, and no course of conduct or dealing shall affect Debtor's assumption of these risks. The Debtor waives the right to direct the application of any and all payments at any time received by the Lender from or on behalf of the Debtor. Debtor agrees that the Lender shall have the continuing exclusive right to apply and to reapply any and all payments received at any time against the Obligations in such manner as the Lender may deem advisable, notwithstanding any entry by the Lender upon its books and records. The Debtor agrees that to the extent that Lender receives any payment or benefit and such payment or benefit, or any part thereof (the "Invalid Amount") is subsequently declared to be invalid, fraudulent or preferential, or is set aside or required to be repaid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then the Invalid Amount shall be revived and continued in full force and effect as if the Invalid Amount had not been paid to the Lender in the first instance. Further, the repayment by the Lender of the Invalid Amount shall be an additional obligation payable by Debtor upon demand by the Lender.

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         If any payment due under this Note shall become overdue for a period in excess of ten (10) days, the Debtor shall pay to the Lender a "late payment charge" equal to five (5%) percent of the delinquent payment to defray the expense incidental to handling such delinquent payment and not as a penalty. Acceptance of payment of a late payment charge shall not waive any default under this Note.

         The term "Event of Default" means an Event of Default as defined in the Loan Agreement.

         UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT THE LENDER MAY DECLARE THE UNPAID BALANCE OF THIS NOTE TO BE IMMEDIATELY DUE AND PAYABLE WITHOUT NOTICE TO DEBTOR and upon any such declaration, without notice, the Note and all other obligations and indebtedness of the Debtor to the Lender, whether absolute or contingent, direct, present or future, and however evidenced, shall become and shall be immediately due and payable anything in this Note or any of the loan documents to the contrary notwithstanding.

         If: (a) this Note or any loan document is referred to an attorney after an Event of Default for collection or enforcement or is collected or enforced through any legal proceeding; (b) an attorney is retained to represent the Lender in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Note or any loan document; (c) an attorney is retained to protect or enforce any mortgage or lien securing this Note; or (d) an attorney is retained to represent the Lender in any action arising out of any claim by Debtor or any other person against the Lender which would not have been asserted were it not for Lender's relationship with the Debtor, then the Debtor shall pay to the Lender all costs and expenses and reasonable attorney fees incurred by the Lender and the allocated costs of in-house legal counsel of the Lender in addition to all other amounts due under this Note. The Lender is authorized to charge from time to time any or all of such expenses, add the amount of such charge to the principal of this Note as an advance and charge interest as specified in this Note.

         In addition to any security interest granted and described in a separate writing, if any, the Debtor grants to the Lender and Lender's affiliates a security interest in all deposits, instruments, letters of credit, negotiable instruments and chattel paper in which the Debtor has rights, and which at any time or from time to time are in possession or control of the Lender or Lender's affiliates. Debtor also (a) acknowledges Lender's general right of set-off and (b) authorizes Lender or Lender's affiliates to set-off any indebtedness to the Debtor without prior notice to Debtor including, without limitation, any deposits or accounts maintained by the Debtor with the Lender or Lender's affiliates against any obligations under this Note, whether due or not.

         Acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only. No forbearance by Lender in enforcing any of its rights under this Note, nor any renewal, extension, or modification of any payment to be made under this Note, nor any acceptance by Lender of any payment in an amount less than the amount then due under this Note shall constitute a waiver of any of the terms of this Note or of any of Lender's rights under this Note. The Lender shall not by any act of omission or commission be deemed to waive any of its rights or remedies under this Note, or any Event of

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Default, unless such waiver is in writing and signed and delivered by an authorized officer of the Lender and then only to the extent specifically set forth in the writing. No waiver of any Event of Default shall operate as a waiver of the same Event of Default on a future occasion, or as a waiver of any other Event of Default.

         The rights, remedies, and benefits provided to the Lender in this Note and in any of the mortgages or other Security Documents given to secure the payment of this Note shall be cumulative, and shall not be exclusive of any other rights, remedies or benefits allowed by law or equity, and may be exercised either successively or concurrently.

         It is the intention of Debtor and Lender to conform strictly to state and federal usury laws applicable to this loan transaction in permitting the highest rate of interest. Accordingly, the aggregate of all interest as determined under applicable law, chargeable or receivable under this Note or otherwise in connection with this loan transaction shall under no circumstances exceed the maximum amount of interest permitted by law. If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, in this Note, or in any of the documents securing payment of this Note or otherwise relating to this loan transaction then in such event (a) the provisions of this paragraph shall govern and control, (b) neither the Debtor nor the Debtor's successors and assigns or any other party liable for the payment of this Note shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum permitted by law and (c) the Effective Interest Rate shall be automatically subject to reduction to the maximum lawful contract rate allowed under such laws, as now or subsequently construed by courts of appropriate jurisdiction. If the Lender should in good faith and by reference to the provisions of law or an adjudication determine that the maximum permissible rate of interest has been exceeded, the Lender shall thereupon have the option of declaring the unpaid balance of this Note to be immediately due and payable.

         The term "Lender" includes any holder of this Note. If more than one party signs, guarantees or acts as a surety for this Note, then the term "Debtor" shall mean all of them and any one of them and their obligations under this Note shall be joint and several.

         The Debtor waives valuation and appraisement, demand, notice of protest or protest, presentment for payment, notice of nonpayment, dishonor and notice of dishonor and all other notices in connection with the exercise or enforcement of the Lender's rights or remedies, or any defense by reason of extension of time, renewals or other indulgences granted by Lender with respect to the Debtor or any of the collateral securing this Note. Debtor consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Lender with respect to the payment or other provisions of this Note and consents to the release of any collateral given to secure the payment of this Note or of any part thereof, with or without substitution. Debtor agrees that additional makers, accommodation parties, or guarantors may become parties to this Note without notice to Debtor or affecting Debtor's liability under this Note. The liability to Lender of each person or entity signing this Note shall be absolute and unconditional, without regard to the liability of any other person or entity.

         The invalidity of any of the provisions in this Note shall not affect any remaining provisions which can be given effect without the invalid provision. To this end, the provisions of

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this Note are declared to be severable.

         Reference is made to the Loan Agreement granted by Debtor to Lender for the definition of capitalized terms not defined in this Note. Reference is also made to the Loan Agreement and other Security Documents for additional terms relating to the transaction giving rise to this Note, the security given for this Note, and additional terms, agreements, representations and conditions under which Lender may accelerate the maturity of this Note and declare the unpaid balance of this Note to be immediately due and payable. If there is any express conflict between the terms and provisions of this Note and those contained in any other loan document, the terms and provisions of this Note shall govern and control.

         This Note has been delivered for value in Michigan, and shall be deemed executed in the State of Michigan. The liability of the Debtor shall be governed by, construed and enforced according to the laws of the State of Michigan.

         DEBTOR KNOWINGLY, VOLUNTARILY AND INTELLIGENTLY WAIVES DEBTOR'S CONSTITUTIONAL AND ALL OTHER RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, CROSS-CLAIM OR COUNTERCLAIM (1) ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS NOTE OR ANY OTHER DOCUMENT CONTEMPLATED BY THIS NOTE, (2) RELATING DIRECTLY OR INDIRECTLY TO TRANSACTIONS UNDER THIS NOTE, OR (3) WHICH RELATES IN ANY WAY TO THE CONDUCT OF THE LOAN OR ANY OTHER RELATIONSHIP BETWEEN OR AMONG DEBTOR AND LENDER. DEBTOR AGREES THAT ANY LITIGATION BETWEEN OR AMONG DEBTOR AND LENDER SHALL BE HEARD BY A COURT OF COMPETENT JURISDICTION SITTING WITHOUT A JURY. DEBTOR SHALL NOT ATTEMPT TO CIRCUMVENT THIS WAIVER BY SEEKING TO CONSOLIDATE LAWSUITS, OR BY ANY OTHER PROCEDURE. LENDER SHALL NOT BE DEEMED TO HAVE RELINQUISHED THE BENEFIT OF THIS WAIVER OF JURY TRIAL UNLESS SUCH RELINQUISHMENT IS IN A WRITTEN INSTRUMENT SIGNED BY THE PRESIDENT OF LENDER. DEBTOR CONFIRMS TO LENDER THAT DEBTOR HAS REVIEWED THE EFFECT OF THIS WAIVER OF JURY TRIAL WITH COMPETENT LEGAL COUNSEL OF DEBTOR'S CHOICE, OR HAS BEEN AFFORDED THE OPPORTUNITY TO DO SO, BEFORE SIGNING THIS NOTE AND ACKNOWLEDGES AND AGREES THAT LENDER IS RELYING UPON THIS WAIVER IN EXTENDING OR CONTINUING LOANS TO DEBTOR.

Witness:                              "DEBTOR"

                                      SUPERIOR CONSULTANT COMPANY, INC.,
                                      A MICHIGAN CORPORATION


                                      By:
------------------------                 ----------------------------------
                                               Richard D. Helppie
                                      Its:     Chief Executive Officer

                                      Federal Tax I.D. No.:  38-2550455
Account Name                                                 ----------



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Street Address
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